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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): JANUARY 5, 2004
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                        EMPIRE FINANCIAL HOLDING COMPANY
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
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 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


                1385 WEST STATE ROAD 434, LONGWOOD, FLORIDA 32750
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                     (Address of principal executive office)


                                 (407) 774-1300
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
         (Former Names or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1 Press Release of Empire Financial Holding Company (the "registrant"), dated January 5, 2004.


ITEM 9.  REGULATION FD DISCLOSURE.

         On January 5, 2004 the company issued a press release announcing the completion of a private placement. A copy of the press release is furnished herewith as exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMPIRE FINANCIAL HOLDING COMPANY



Date:  January 8, 2003                 By: /s/ Kevin M. Gagne
                                           -----------------------
                                           Kevin M. Gagne
                                           Chief Executive Officer


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